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                                                                    EXHIBIT 99.3

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


                                       FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                                               Pro Forma Combined Statements of Income
                                            For the twelve months Ended December 31, 1998
                                                              Unaudited



                                                                               Properties sold
                                                              First Union         prior to           St. Cloud     Sold Southwestern
                                                              (Historical)    September 30, 1999    Refinancing    Retail Properties
                                                              -----------      -----------------   ------------    -----------------
REVENUES
  Rents                                                         $ 320,592            (47,931)                          (37,095)
  Interest - Mortgage loans                                         1,211
               - Short-term investments                             1,337
               - Investments                                          302
  Joint venture income and fees                                       501
  Other                                                               583
                                                                ---------          ---------          ------           -------
                                                                  324,526            (47,931)           --             (37,095)
                                                                ---------          ---------          ------           -------
EXPENSES
  Property operating                                              223,667            (16,521)                          (14,395)
  Real estate taxes                                                12,453             (4,834)                           (1,965)
  Depreciation and amortization                                    33,389            (11,760)                           (4,737)
  Interest-mortgages                                               29,032             (4,037)          4,435           (13,731)
                - Notes payable                                     3,757             (3,757)
                - Senior notes                                      5,856             (4,765)
                - Bank loans and other                             12,214             (7,938)
  General and administrative                                       37,577               (150)                             (411)
  Realized currency loss                                            2,198
  Litigation and Proxy expenses                                     4,848
  Unrealized loss on carrying value
    of assets held for disposition                                 51,000                                                9,000
                                                                ---------          ---------          ------           -------
                                                                  415,991            (53,762)          4,435           (26,239)
                                                                ---------          ---------          ------           -------
INCOME/(LOSS) BEFORE CAPITAL GAIN, EXTRAORDINARY LOSS
AND PREFERRED DIVIDEND                                          $ (91,465)             5,831          (4,435)          (10,856)
                                                                =========          =========          ======           =======


Per share data


LOSS BEFORE CAPITAL GAIN, EXTRAORDINARY LOSS
AND PREFERRED DIVIDEND, BASIC AND DILUTED                       $   (2.97)
                                                                =========

Adjusted shares of beneficial interest,basic                       30,772
Adjusted shares of beneficial interest, diluted                    31,015
                                                                                                    Repayment
                                                                                                   of Impark
                                                                                                 Bank Debt and
                                                           Impark and Canadian                  Cash Contributed
                                                              Real Estate                         by Registrant
                                                              Subsidiaries           Ventek         to Impark        Pro Forma
                                                              ------------           ------         ---------        ---------

REVENUES
  Rents                                                          (181,634)             5,170                         $  59,102
  Interest - Mortgage loans                                                                                              1,211
               - Short-term investments                                                               (1,337)               --
               - Investments                                                                                               302
  Joint venture income and fees                                                                                            501
  Other                                                                                                                    583
                                                                 --------             ------         -------         ---------
                                                                 (181,634)             5,170          (1,337)           61,699
                                                                 --------             ------         -------         ---------
EXPENSES
  Property operating                                             (175,702)             7,008                            24,057
  Real estate taxes                                                                                                      5,654
  Depreciation and amortization                                    (5,832)                46                            11,106
  Interest-mortgages                                                                                                    15,699
                - Notes payable                                                                                           --
                - Senior notes                                                                                           1,091
                - Bank loans and other                             (2,684)                23                             1,615
  General and administrative                                       (9,497)                                              27,519
  Realized currency loss                                           (2,198)                                                --
  Litigation and Proxy expenses                                                                                          4,848
  Unrealized loss on carrying value                                                                                       --
    of assets held for disposition                                                                                      60,000
                                                                 --------             ------         -------         ---------
                                                                 (195,913)             7,077            --             151,589
                                                                 --------             ------         -------         ---------
INCOME/(LOSS) BEFORE CAPITAL GAIN, EXTRAORDINARY LOSS
AND PREFERRED DIVIDEND                                             14,279             (1,907)         (1,337)        $ (89,890)
                                                                 ========             ======         =======         =========

Per share data


LOSS BEFORE CAPITAL GAIN, EXTRAORDINARY LOSS
AND PREFERRED DIVIDEND, BASIC AND DILUTED                                                                            $   (2.92)
                                                                                                                     =========

Adjusted shares of beneficial interest,basic                                                                            30,772
Adjusted shares of beneficial interest, diluted                                                                         31,015

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